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[LOGO] Lincoln                                                                                                       Application for
       Financial Group(R)                                                                                Individual Deferred Annuity
       Lincoln Retirement
       The Lincoln National Life Insurance Company
       1300 South Clinton Street
       Fort Wayne IN 46802
       Phone 800-4LINCOLN (800-454-6265)
       www.lincolnlife.com

Complete this form to apply for a Multi-Fund(R) or Individual Fixed Annuity. Any alterations to this application must be initialed by the annuitant and contract owner (if other than annuitant).

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1. Annuitant

                                       Last                       First                       Middle Initial
Name
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Address
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City, State, ZIP
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Home phone no.                               Business phone no.                                        [ ] Male      [ ] Female
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Social Security no.                               Date of birth                                        [ ] Married   [ ] Not married
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2. Suitability Complete this information for the contract owner. If the contract owner is an employer, complete for the annuitant.

Client's investment objective for this contract is: (select one)

[ ] Preservation of Capital             [ ] Income                                   [ ] Growth & Income
[ ] Long Term Growth                    [ ] Maximum Capital Appreciation             [ ] Flexible Allocation

Occupation
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Number of dependents                       Total family income $                   Estimated net worth $
                    ----------------------                      -----------------                       ----------------------------
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3. Contract owner Complete only if the contract is nonqualified and the contract owner is not the annuitant.

                                       Last                       First                       Middle Initial
Name or trust's name*
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Address
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City, State, ZIP
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Home phone no.                               Business phone no.                                        [ ] Male      [ ] Female
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Social Security no.                               Date of birth                                        [ ] Married   [ ] Not married
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Executor/Trustee name*                                                                                 Date of trust*
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* This information is required for trusts.

[ ] Joint contract owner       [ ] Contingent contract owner

                                       Last                       First                       Middle Initial
Name
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Social Security no.                               Date of birth                                        [ ] Male      [ ] Female
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4. Beneficiary Designation If additional space is needed, provide complete information in the Special Instructions section.

Primary's name                                                             Social Security no.
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Date of birth                           Relationship to annuitant                                           %
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[ ] Primary               [ ] Contingent

Name                                                                       Social Security no.
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Date of birth                           Relationship to annuitant                                           %
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[ ] Primary               [ ] Contingent

Name                                                                       Social Security no.
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Date of birth                           Relationship to annuitant                                           %
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Lincoln Financial Group is the marketing name for Lincoln National Corporation and its affiliates.                       page 1 of 4
Form 28316 2/99                                                                                                      Print date 7/03

                                                             HOME OFFICE
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5. Employer/Remitter

Is this contract employer sponsored? (If "Yes", you must complete the following)                          [ ] Yes [ ] No

Remitter name                                                                   Remitter no.
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6. Contract

Product: Select one: [ ] Period [ ] Flexible                   Select one : [ ] Multi-Fund(R) [ ] Individual Fixed Annuity

Do you want to elect the Multi-Fund(R) 4 Enhanced Guaranteed Minimum Death Benefit rider?                 [ ] Yes [ ] No

Market:      [ ] 403(b)                 [ ] 403(a)/401(a)      [ ] 401(k)
(Select one) [ ] Nonqualified           [ ] Roth IRA           [ ] Ordinary IRA           [ ] SEP           [ ] SARSEP
             [ ] 457(b) Government/Non-Profit                  [ ] 457(f) Executive Benefit
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7. Contribution

Lump sum $                                                       Tax year to apply IRA contribution
          ------------------------------------------------------                                    --------------------------------
Periodic products - Complete the following information.
                                                                                                         403(a)
                                                    Non-         Ordinary/                               401(a)
                                                    qualified    Roth IRA     SEP    SARSEP    403(b)    401(k)    457    Frequency*
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Employee deferred compensation                                                                                     $
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Employee elective deferral/salary reduction                                          $         $         $
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Employee excess elective deferrals                                                             $         $
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Employee mandatory                                                                             $         $
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Employee non-deductible mandatory                                                                        $
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Employee non-deductible voluntary                   $                                                    $
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Employer                                                                      $      $         $         $         $
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Employer discretionary                                                                         $         $
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Employer matching                                                                              $         $
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Individual (IRA)                                                 $            $      $
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*Frequencies:          (A) Annual                       (S/A) Semi-annual               (Q) Quarterly                (M) Monthly
                       (S/M) Semi-monthly               (B/W) Bi-weekly                 (W) Weekly

Indicate the months in which contributions will not be sent (if applicable)
                                                                            --------------------------------------------------------
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8. Allocation of Contributions Complete this section for Multi-Fund(R) contracts only.
Entries must be in whole percentages and total 100%.

Preservation of Capital                     Long Term Growth                          Maximum Capital Appreciation

    % Fixed Account                             % AllianceBernstein VP Growth             %  AllianceBernstein VP Technology
----                                        ----                                      ----
    % Lincoln VIP Money Market                  % American Funds Growth                   %  Baron Capital Asset
----                                        ----                                      ----
                                                % American Funds International            %  Delaware VIP Trend
Income                                      ----                                      ----
                                                % Delaware VIP Small Cap Value            %  Janus Aspen Worldwide Growth
    % Delaware VIP Global Bond              ----                                      ----
----                                            % Fidelity VIP Contrafund                 %  Lincoln VIP Aggressive Growth
    % Lincoln VIP Bond                      ----                                      ----
----                                            % Fidelity VIP Growth                     %  Neuberger Berman AMT Mid-Cap Growth
                                            ----                                      ----
Growth & Income                                 % Lincoln VIP Capital Appreciation        %  Putnam VT Health Sciences
                                            ----                                      ----
    % Delaware VIP Large Cap Value              % Lincoln VIP International               %  Scudder VIT Small Cap Index
----                                        ----                                      ----
    % Delaware VIP REIT                         % Lincoln VIP Social Awareness
----                                        ----
    % Lincoln VIP Equity-Income                 % Lincoln VIP Special Opportunities
----                                        ----
    % Lincoln VIP Global Asset Allocation       % MFS VIT Utilities
----                                        ----
    % Lincoln VIP Growth and Income             % Neuberger Berman AMT Partners
----                                        ----
    % Lincoln VIP Managed                       % Scudder VIT Equity 500 Index
----                                        ----
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9. Multi-Fund(R) Telephone Authorization Agreement

You, the contract owner, authorize and direct Lincoln Life to accept telephone instructions from any person who can furnish proper identification to shift units from any subaccount to any other subaccount and/or to change the allocation of future contributions.
You also agree that Lincoln Life is not responsible for any loss arising from any telephone exchange or change in allocation of
future contributions.                 [ ] Yes [ ] No

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                                                             HOME OFFICE
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10. Replacement

Will the proposed contract replace any existing annuity or life insurance?              [ ] Yes        [ ] No
If "Yes", submit applicable replacement forms and complete the following:

Company's name                                                                          Contract no.
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Type of existing contract:        [ ] Life insurance        [ ] Annuity                 Year issued
                                                                                                    ---------------------
Type of replacement:              [ ] Full transfer         [ ] Partial transfer        [ ] Reduced/paid up

Company's name                                                                          Contract no.
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Type of existing contract:        [ ] Life insurance        [ ] Annuity                 Year issued
                                                                                                    ---------------------
Type of replacement:              [ ] Full transfer         [ ] Partial transfer        [ ] Reduced/paid up
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11. Special Instructions

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12. Required Notice

Residents of Maryland, Oregon and Vermont please note:

Any person who knowingly, and with intent to defraud any insurance company or other person, files or submits an application or statement of claim containing any materially false or deceptive information, or conceals, for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime and may subject such person to criminal and civil penalties.

Residents of all other states except Virginia and Washington, please note:

Any person who knowingly, and with intent to defraud any insurance company or other person, files or submits an application or statement of claim containing any materially false or deceptive information, or conceals, for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

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13. Agreement and Signatures You agree that:

All statements made in this application are true to the best of your knowledge and belief, and you agree to all terms and conditions as shown. You further agree that this application is part of the annuity contract. If you are applying for a Multi-Fund(R) annuity, you acknowledge receipt of a current Multi-Fund(R) prospectuses and verify your understanding that all payments and values provided by the contract, when based on investment experience of the subaccount(s), are variable and not guaranteed as to dollar amount.
Under penalty of perjury, the contract owner(s) certifies that the Social Security (or taxpayer identification) number(s) is correct as it appears in this application.

The following statement applies to residents of AL, AK, AR, DE, ID, KY, LA, ME, MI, MO, MT, NV, SD, WA and WY:

Acceptance of the annuity contract will mean acceptance of all of its terms and ratification of any changes noted on the "Home
Office Corrections and Additions" endorsement to the application. Changes to the items which may affect the benefits applied for must be agreed to by you in writing.

The following statement applies to residents of all states (except MD, NY and WV): Acceptance of the annuity contract will mean acceptance of all of its terms and ratification of any changes noted on the "Home Office Corrections and Additions" endorsement to the application. Funding allocations must be designated by you in writing.

The following statement applies only to 403(b)contracts

..    You agree to abide by the distribution rules as described in IRC section 403(b)(11). This code section prohibits the distribution of salary reduction elective deferrals made after 12/31/88 and earnings from 403(b) contracts except in the following events: attainment of age 59 1/2; separation from service; death of the annuitant; disability of the annuitant as defined in IRC section 72(m)(7); or financial hardship. If claiming financial hardship, you may not withdraw earnings on elective deferrals.
..    If you are not 100% vested in the employer contributions and earnings attributable to employer contributions held in the contract and you separate from service, the non-vested account balance will be forfeited.

Annuitant's signature X                                                                      Date
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Contract owner's signature
(if other than annuitant) X                                                                  Date
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                                            CITY                           STATE
Signed at
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For ERISA plans only: If the annuitant is married and the primary beneficiary is someone other than the spouse, the spouse must sign below. Their signature must be witnessed by the plan administrator or a Notary Public.

Spouse's signature X
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Witness' signature X                                         Notary Public commission expires
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14. Agent's Report

Do you have any knowledge or reason to believe that the proposed annuity contract will replace any existing annuity or life insurance contract,
including any Lincoln Life contracts?                                                   [ ] Yes        [ ] No

If "yes," provide details

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Servicing agent's name (print or type)
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Phone no.                                                   Social Security no.
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SA code                                     PC code                                     Split
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Mail code
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Agent's name (print or type)
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Phone no.                                                   Social Security no.
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SA code                                     PC code                                     Split
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Agent's name (print or type)
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Phone no.                                                   Social Security no.
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SA code                                     PC code                                     Split
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Agent's name (print or type)
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Phone no.                                                   Social Security no.
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SA code                                     PC code                                     Split
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As agent, you certify that:

o    You have truly and accurately recorded on this application the information supplied by the annuitant and/or contract owner;
o    You have reviewed the investment objectives and financial needs of the applicant and believe that this product is suitable for addressing those objectives and needs.

Agent's signature                                                                            Date
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Send completed application                  with a check made payable to:       without money to:
                                            Lincoln Life                        Lincoln Life
                                            PO Box 2212                         PO Box 2340
                                            Fort Wayne IN 46801-2212            Fort Wayne IN 46801-2340

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                                                             HOME OFFICE
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